Phoenix Low-Duration Core Plus Bond Fund,

a Series of Phoenix Institutional Mutual Funds

Supplement dated August 8, 2008 to the Prospectus

dated May 1, 2008, as supplemented June 16, 2008

and to the Statement of Additional Information

dated May 1, 2008, as supplemented June 16, 2008 and August 6, 2008

IMPORTANT NOTICE TO INVESTORS

Effective July 30, 2008, the Phoenix Low-Duration Core Plus Bond Fund, formerly a series of Phoenix Institutional Mutual Funds, was liquidated. The Phoenix Low-Duration Core Plus Bond Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix Low-Duration Core Plus Bond Fund in the current Prospectus and the Statement of Additional Information are hereby deleted.

Investors should retain this supplement with the Prospectus and Statement of Additional Information for future reference.

PXP 3090/LDCPBF Closed (8/08)